Net Loss per Share (Tables)	12 Months Ended
Dec. 31, 2023
Net Loss Per Share
Schedule of Antidilutive Securities Excluded from Computation of Earnings Per Share

The following potentially dilutive securities (in common stock equivalent shares) have been excluded from the computation of diluted weighted-average shares outstanding because such securities have an antidilutive impact due to losses reported:

	December 31,
	2023	2022
Preferred stock	4,015,002	12,330,395
Preferred stock warrants	—	2,878,519
Public and private warrants	14,215,112	—
Options to purchase common stock	3,666,234	1,671,076
	21,896,348	16,879,990